Exhibit 99.1

PERRY ELLIS INTERNATIONAL NAMES JOE ARRIOLA TO ITS BOARD OF DIRECTORS

MIAMI, FL, December 17, 2015 – Perry Ellis International, Inc. (Nasdaq: PERY) (“Perry Ellis” or the “Company”), a leading designer, distributor and licensor of a broad line of high quality men’s and women’s apparel, accessories and fragrances, today announced the appointment of Mr. Joe Arriola to the Perry Ellis Board of Directors effective immediately.

Mr. Arriola is a former member of the Perry Ellis Board, having served as a director from 2006 until 2015. Mr. Arriola chose not to stand for re-election to the Perry Ellis Board at the Company’s 2015 Annual Meeting of Shareholders held on July 17, 2015 so he could focus more of his time and attention on his responsibilities as Chairman of the Public Health Trust, the independent governing body for Jackson Memorial Hospital and a proposed $1 billion expansion of such hospital. Given the significant progress that the Public Health Trust has achieved over the past six months in connection with such expansion plans, Mr. Arriola has advised the Perry Ellis Board that he believes he can once again dedicate the requisite time and attention to serving on the Board. Mr. Arriola brings to the Perry Ellis Board not only extensive experience as an accomplished executive, entrepreneur, governmental leader and public company board member, but also his extensive historical knowledge of Perry Ellis and its operations, knowledge that the Perry Ellis Board believes will be very beneficial as Perry Ellis plans to implement its previously announced leadership succession.

“On behalf of the entire Board, we are extremely pleased that Mr. Arriola has agreed to return to the Perry Ellis Board,” said Jane DeFlorio, the Perry Ellis Board’s lead independent director. “As we prepare to implement next year our previously announced leadership succession plan and strive for a transition that is as seamless as possible to our associates, customers and shareholders, we look forward to once again benefiting from Joe’s extensive knowledge of Perry Ellis and its operations.”

“During his nine years on the Perry Ellis Board, Joe Arriola was an exemplary board member who spent a lot of time and effort to understand the Company and brought incredible wisdom, experience and intellect to our business and made countless valuable contributions to Perry Ellis,” said George Feldenkreis, Chairman and Chief Executive Officer of Perry Ellis. “I am delighted that Joe is rejoining the Board so, once again, we will have the opportunity to benefit from his guidance and experience.”

“I am excited to be returning to the Perry Ellis Board,” said Mr. Arriola. “With the election to the Perry Ellis Board last summer of apparel industry veterans Bruce Klatsky and Michael Rayden, the Perry Ellis Board today boasts one of the strongest boards in the apparel industry and I will be honored to have the opportunity to work alongside such industry leaders as we work together to drive Perry Ellis’ next era of growth and shareholder value creation.”

Mr. Arriola has been appointed to the class of directors that has its term expiring at the 2016 Annual Meeting of Shareholders. Concurrently with Mr. Arriola’s appointment to the Perry Ellis Board, the Board approved a resolution increasing the size of the Board from seven to eight directors. The Perry Ellis Board has determined that Mr. Arriola is an “independent director” under applicable rules. In connection with his appointment to the Board, Mr. Arriola is expected to serve on the Investment and Corporate Governance and Nominating committees of the Board.

With the appointment of Mr. Arriola, the Perry Ellis Board is composed of eight highly-qualified and experienced directors, six of whom are independent, and boasts a broad and diverse set of skills and experiences in the areas of apparel, sourcing, merchandising, wholesaling, licensing, retailing, e-commerce, branding, marketing, customer service, sales, logistics, operations, distribution, store planning and development, finance, mergers and acquisitions, capital markets, capital allocation, capital structure, risk management, global operations, strategic planning and governmental relations.

About Perry Ellis International

Perry Ellis International, Inc. is a leading designer, distributor and licensor of a broad line of high quality men’s and women’s apparel, accessories and fragrances. The Company’s collection of dress and casual shirts, golf sportswear, sweaters, dress pants, casual pants and shorts, jeans wear, active wear, dresses and men’s and women’s swimwear is available through all major levels of retail distribution. The Company, through its wholly owned subsidiaries, owns a portfolio of nationally and internationally recognized brands, including: Perry Ellis®, Jantzen®, Laundry by Shelli Segal®, Rafaella®, Cubavera®, Ben Hogan®, Savane®, Original Penguin® by Munsingwear®, Grand Slam®, John Henry®, Manhattan®, Axist®, and Farah®. The Company enhances its roster of brands by licensing trademarks from third parties, including: Nike® and Jag® for swimwear, and Callaway®, PGA TOUR®, and Jack Nicklaus® for golf apparel. Additional information on the Company is available at http://www.pery.com.

Safe Harbor Statement

We caution readers that the forward-looking statements (statements which are not historical facts) in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations rather than historical facts and they are indicated by words or phrases such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “guidance,” “indicate,” “intend,” “may,” “might,” “plan,” “possibly,” “potential,” “predict,” “probably,” “proforma,” “project,” “seek,” “should,” or “target” or the negative thereof or other variations thereon and similar words or phrases or comparable terminology. Such forward-looking statements include, but are not limited to, statements regarding Perry Ellis’ strategic operating review, growth initiatives and internal operating improvements intended to drive revenues and enhance profitability, the implementation of Perry Ellis’ profitability improvement plan and Perry Ellis’ plans to exit underperforming, low growth brands and businesses. We have based such forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, many of which are beyond our control. These factors include: general economic conditions, a significant decrease in business from or loss of any of our major customers or programs, anticipated and unanticipated trends and conditions in our industry, including the impact of recent or future retail and wholesale consolidation, recent and future economic conditions, including turmoil in the financial and credit markets, the effectiveness of our planned advertising, marketing and promotional campaigns, our ability to contain costs, disruptions in the supply chain, our future capital needs and our ability to obtain financing, our ability to protect our trademarks, our ability to integrate acquired businesses, trademarks, trade names and licenses, our ability to predict consumer preferences and changes in fashion trends and consumer acceptance of both new designs and newly introduced products, the termination or non-renewal of any material license agreements to which we are a party, changes in the costs of raw materials, labor and advertising, our ability to carry out growth strategies including expansion in international and direct-to-consumer retail markets; the effectiveness of our plans, strategies, objectives, expectations and intentions which are subject to change at any time at our discretion, potential cyber risk and technology failures which could disrupt operations or result in a data breach, the level of consumer spending for apparel and other merchandise, our ability to compete, exposure to foreign currency risk and interest rate risk, possible disruption in commercial activities due to terrorist activity and armed conflict, actions of activist investors and the cost and disruption of responding to those actions, and other factors set forth in Perry Ellis’ filings with the Securities and Exchange Commission. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those risks and uncertainties detailed in Perry Ellis’ filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which are valid only as of the date they were made. We undertake no obligation to update or revise any forward-looking statements to reflect new information or the occurrence of unanticipated events or otherwise, except as otherwise required by the federal securities laws.

Contact

Allison Malkin

Senior Managing Director

ICR

203-682-8225

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